Fees Summary	Mar. 31, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	13,268.25
Total Transaction Valuation	96,077,116.3
Total Offset Amount	0
Net Fee	$ 13,268.25